Loans receivable	12 Months Ended
Dec. 31, 2023
Loans receivable
Loans receivable

10. Loans receivable

As at December 31	2023	2022
Loan Receivable – Elevation	$17,731	$—
Loan Receivable – Nevada Copper	11,840	—
Convertible Debenture – Excelsior Mining	1,638	—
Bridge Financing – Stornoway Diamonds	—	11,096
Total loans receivable	31,209	11,096
Provision for expected credit losses	(9,723)	—
Net loans receivable	21,486	11,096
Current portion	2,500	—
Loans Receivable – Long-term	$18,986	$11,096

In conjunction with the acquisition of Maverix, Triple Flag acquired a loan receivable from Elevation and subsequently provided an additional $2.0 million loan during the first quarter of 2023. On May 15, 2023, Triple Flag entered into an amended and restated loan agreement with Elevation and subsequently provided an additional $5.5 million loan during the second quarter of 2023. Under the terms of the amended and restated agreement, interest accrues at an interest rate of 10% per annum, payable quarterly. On December 15, 2023, the loan was further amended, resulting in mandatory repayments of $0.63 million per quarter, starting on March 15, 2024. The balance of the principle repayable is due on, or before, February 28, 2025.

In connection with the Nevada Copper restart financing package for operations at the Pumpkin Hollow mine, its senior credit facility was amended on October 28, 2022 to provide for a new tranche of up to $25 million. The Company funded $2.5 million on each of February 22, 2023 and March 13, 2023, respectively. Pursuant to the binding financing package agreement dated May 9, 2023, entered with Triple Flag, Pala Investments Limited and Mercuria Energy Holdings

(Singapore) Pte. Ltd, Triple Flag funded an additional $3.3 million to Nevada Copper during the second quarter of 2023. In September 2023, Triple Flag funded an additional $3.3 million, the last of its commitments under the financing package. The loan carries interest at SOFR plus an adjustment spread and a fixed margin. The loan matures on July 31, 2029 and can be repaid prior to maturity with no penalty.

On February 9, 2023, Triple Flag invested $1.5 million in Excelsior Mining Corp (“Excelsior”) in the form of a Convertible Debenture (“Debenture”). The Debenture matures on February 9, 2026 and carries interest at 10%. Interest is payable in cash or in Excelsior shares, at the election of Triple Flag. The Debenture also has a conversion feature whereby Triple Flag has the option to convert it into Excelsior shares prior to maturity.

The Bridge Financing represented a receivable under a bridge financing facility provided by certain secured lenders, including the Company, in June 2019 to Stornoway Diamonds (Canada) inc. (“Stornoway”) and certain of its subsidiaries. The loan receivable was written off during the year, resulting in an impairment charge of $11.7 million (Note 13).

The expected credit loss for the loans receivable is measured based on the general approach. On December 31, 2023, Triple Flag recorded a provision for expected credit loss against its loans receivable from Elevation of $9.7 million. Refer to Note 24 for more details.